SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2003

CARAUSTAR INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-20646	58-1388387

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 Joe Jerkins Boulevard
Austell, Georgia 30106-3227

(Address of Principal Executive Offices)
(Zip Code)

(770) 948-3101

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

Item 9.  Regulation FD Disclosure.

     On January 17, 2003, Caraustar Industries, Inc. issued a press release announcing, among other matters, updated expectations regarding its financial results for the fourth quarter of 2002. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Exhibits.

Exhibit 99.1 Press Release dated January 17, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 17, 2003

CARAUSTAR INDUSTRIES, INC

		By:	/s/ Ronald J. Domanico

Ronald J. Domanico Vice President and Chief Financial Officer